                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                               September 17, 2002
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                   0-26228                                  63-0133054
-------------------------------------------   ----------------------------------
            (Commission File No.)             (IRS Employer Identification No.)





          301 East Tennessee Street
             Florence, Alabama                                 35630
-------------------------------------------   ----------------------------------
  (Address of principal executive offices)                     (Zip Code)



                                 (256) 767-0330
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  EXHIBITS.

         Exhibit 99.1 Press Release dated September 17, 2002.


Item 9.  Regulation FD Disclosure.

         On September 17, 2002, Martin Industries, Inc. issued the press release filed herewith as Exhibit 99.1.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                MARTIN INDUSTRIES, INC.
                                                     (Registrant)



Date:  September 17, 2002              By         /s/ James W. Truitt
                                          ------------------------------------
                                                    James W. Truitt
                                                Its Vice President and
                                                Chief Financial Officer